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                                                                 Exhibit 10.1(a)



                    FIRST AMENDMENT TO STANDARD OFFICE LEASE
                            (8383 WILSHIRE BOULEVARD)

         THIS FIRST AMENDMENT TO STANDARD OFFICE LEASE ("FIRST AMENDMENT") is made and entered into as of the 5th day of September, 2000, by and between ARDEN REALTY LIMITED PARTNERSHIP, a Maryland limited partnership ("LANDLORD") and MATCHNET PLC, a corporation organized and existing under the laws of England ("TENANT").

                                    RECITALS:

         A. Landlord and Tenant entered into that certain Standard Office Lease, dated as of September 1, 2000 (the "LEASE"), whereby Landlord leased to Tenant and Tenant leased from Landlord certain office space containing a total of 6,516 rentable (6,123 usable) square feet (the "PREMISES"), located in that certain building at 8383 Wilshire Boulevard, Beverly Hills, California (the "BUILDING").

         B. By this First Amendment, Landlord and Tenant desire to have Tenant pay for the "Temporary Sign," as that term is defined in Section 1, below, and to otherwise modify the Lease as provided herein.

         C. Unless otherwise defined herein, capitalized terms as used herein shall have the same meanings as given thereto in the Lease.

         NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein, and for other good end valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   AGREEMENT:

         1. Temporary Signage. Tenant shall pay Landlord One Hundred Thirty-Five Thousand and No/100 Dollars ($135,000.00) no later than September 10, 2000 for the right to have the "Temporary Sign," as that term is defined below, from the date hereof until September 30, 2000, which payment shall be non-refundable and not credited against any rent due under the Lease. Tenant, at Tenant's sole cost, shall have the right to one temporary sign which displays Tenant's name (the "TEMPORARY SIGN") to be placed on the Building in a location mutually agreed upon by Landlord and Tenant. Tenant's Temporary Sign shall be subject to Landlord's approval as to size, design, exact location, graphics, materials, colors and similar specifications and shall be consistent with the exterior design, materials and appearance of the Building and the Building's signage program and shall be further subject to all applicable government laws, rules, regulations, codes and other approvals. Tenant's Temporary Sign shall be personal to the Tenant originally named in this First Amendment and may not be assigned to any assignee or sublessee, or to any other person or entity. The cost incurred in connection with the initial purchase and installation of the Temporary Sign and the cost to maintain the Temporary Sign shall be paid by Tenant. As of September 30, 2000, or in the event the conditions precedent to the grant of Tenant's Temporary Sign are no longer satisfied, Landlord shall have the right to remove the Temporary Sign and Tenant shall be responsible for any and all costs associated with the removal of the Temporary Sign, including, but not limited to, the cost to repair and restore the Building to its original condition.

         2. No Further Modification. Except as set forth in this First Amendment, all of the terms and provisions of the Lease shall remain unmodified and in full force and effect. Effective as of the date hereof, all references to the "Lease" shall refer to the Lease as amended by this First Amendment.


                                                           Initials:
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         IN WITNESS WHEREOF, this First Amendment has been executed as of the day and year first above written.


                                          "Landlord":

                                          ARDEN REALTY LIMITED PARTNERSHIP,
                                          A Maryland limited partnership

                                          By:        ARDEN REALTY, INC.,
                                                     A Maryland corporation
                                                     Its:  Sole General Partner

                                          By:        /s/  Victor J. Coleman
                                              ----------------------------------
                                                 VICTOR J. COLEMAN
                                                  Its:  President and COO


                                          By:        /s/  Robert C. Peddicord
                                              ----------------------------------
                                                  ROBERT C. PEDDICORD
                                                  Its:  Senior Vice President


                                          "Tenant":

                                          MATCHNET PLC, a corporation organized
                                          and existing under the laws of England

                                          By:        /s/   Joe Shapira
                                              ----------------------------------
                                          Print Name:         JOE SHAPIRA
                                                       -------------------------
                                                     Its:     CEO
                                                         -----------------------


                                          By:        /s/   Alon Carmel
                                              ----------------------------------
                                          Print Name:         ALON CARMEL
                                                       -------------------------
                                            Its:              PRESIDENT
                                                     ---------------------------


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